FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS [Text Block]
NOTE 6:-	FINANCIAL INSTRUMENTS

a.	Financial instruments are measured either at fair value or at amortized cost. The table below lists the valuation methods used to determine fair value of each financial instrument.

Financial Instruments Measured at Fair Value	Fair Value Method

Derivative assets	Black & Scholes model (Level 3 category)
Warrants liability*) Investment in affiliates	Black & Scholes model (Level 3 category) Market comparable (Level 3 category)

Management believes that the carrying amount of cash and cash equivalents, restricted bank deposit, trade receivables, other accounts receivable, loans receivables, trade payables, bank loans and credit facility, other account payables and accrued expenses and accrued purchase consideration payable approximate their fair value due to the short-term maturities of these instruments.

*)
Finance income (expenses) include fair value adjustment of Warrants, Investments, and Derivative assets measured at fair value, which for the six months ended June 30, 2022 and 2021, amounted to $(5,697) and $(13,049) respectively.

Finance income (expenses) include fair value adjustment of Warrants, Investments, and Accounts Receivable measured at fair value, for the three months ended June 30, 2022 and 2021, amounted to $(3,009) and $(5,989), respectively.

b.
On April 4, 2022, the Company issued a Notice of Default to Biome Grow Inc. and its subsidiary, Cultivator Catalyst Corp. (the "Borrowers"), for an unpaid loan and interest of approximately $2,680. On May 12, 2022, the Company applied to and received from the Superior Court in Ontario an order which allows the Company to freeze the assets of the Borrowers including the assets, which comprise MYM’s Collateral for the Loan. As a result of the Borrower's default the Company recorded non-cash financial expenses in the amount of approximately $1,800.